UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

__________________________________

Date of Report (Date of earliest event reported): May 2, 2017

NEUROMETRIX, INC.
(Exact name of registrant as specified in charter)

Delaware	001-33351	04-3308180
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Winter Street, Waltham, Massachusetts     02451
(Address of principal executive offices)                  (Zip Code)

(781) 890-9989
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) At the NeuroMetrix, Inc. (the “Corporation”) Annual Meeting of Stockholders held on May 2, 2017 (the “Annual Meeting”), the stockholders of the Corporation approved the adoption of the Ninth Amended and Restated 2004 Stock Option and Incentive Plan (the “2004 Stock Option and Incentive Plan”). A description of the terms and conditions of the 2004 Stock Option and Incentive Plan is set forth in the Company’s definitive proxy statement on Schedule 14A (the “Proxy Statement”) filed with the Securities and Exchange Commission (the “Commission”) on March 29, 2017 and is incorporated herein by reference. Such description is qualified entirely by reference to the actual terms of the 2004 Stock Option and Incentive Plan, a copy of which is filed as Exhibit 10.1 hereto.

Item 5.07	Submission of Matters to a Vote of Security Holders

(a) The Corporation’s Annual Meeting was held on May 2, 2017 at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., One Financial Center, Boston, MA 02111.

(b) Of the Corporation’s 8,439,901 shares of common stock issued and outstanding and eligible to vote as of the record date of March 13, 2017, a quorum of 6,984,272 shares, or 82.75% of the eligible shares, was present in person or represented by proxy. Each of the matters set forth below is described in detail in the Proxy Statement. The following actions were taken at the Annual Meeting:

1)
Reelection of the following Class I director of the Corporation, to hold office until the Corporation’s 2020 annual meeting of stockholders and until his successor is duly elected and qualified or until his earlier resignation or removal.

	Voted For	Withheld Authority	Broker Non-Votes
Timothy R. Surgenor	2,909,819	692,188	3,382,265
After the meeting, Shai N. Gozani, M.D., Ph.D. and David Van Avermeate continued to serve as the Corporation’s Class II directors for terms which expire in 2018 and David E. Goodman, M.D., and Nancy E. Katz continued to serve as the Corporation’s Class III directors for terms which expire in 2019.

2)
Approval of an amendment to our Third Amended and Restated Certificate of Incorporation, as amended, and authorization of our Board of Directors, if in their judgment it is necessary, to effect a reverse stock split of our common stock, $0.0001 par value per share, at a ratio in the range of 1:2 to 1:8, such ratio to be determined in the discretion of our Board of Directors. The voting results were 4,810,441 votes for, 2,159,407 votes against, and 14,424 votes abstaining.

3)
Approval of the Ninth Amended and Restated 2004 Stock Option and Incentive Plan, which increases the number of shares of the Corporation’s common stock authorized for issuance thereunder by 600,000 shares. The voting results were 2,616,583 votes for, 665,139 votes against, and 320,285 votes abstaining, with 3,382,265 broker non-votes.

Item 9.01	Exhibits

Exhibit Number	Description
10.1	Ninth Amended and Restated 2004 Stock Option and Incentive Plan (incorporated by reference to Appendix B of the Definitive Proxy Statement of NeuroMetrix, Inc. filed on March 29, 2017)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEUROMETRIX, INC.

Date: May 2, 2017	/s/ THOMAS T. HIGGINS
Thomas T. Higgins
Senior Vice President, Chief Financial Officer
and Treasurer